HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-3573 - PremierSolutions Chicago Public Schools

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Supplement dated January 26, 2015 to your Prospectus

FUND NAME CHANGE

ALLIANCEBERNSTEIN DISCOVERY VALUE FUND - CLASS A

Effective January 20, 2015, the following name change was made to your Prospectus:

Current Name	New Name
AllianceBernstein Discovery Value Fund - Class A	AB Discovery Value Fund - Class A

As a result of the change, all references to the Current Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.